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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 10, 2007
                                                        -----------------

                          OTTAWA SAVINGS BANCORP, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                      0-51367              20-3074627
        -------------                      -------              ----------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                      925 LaSalle Street, Ottawa, IL 61350
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 433-2525
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

         On December 10, 2007, Ottawa Savings Bank (the "Bank"), the wholly-owned subsidiary of Ottawa Savings Bancorp, Inc. (the "Company"), received notice of non-objection from the Office of Thrift Supervision regarding its declaration of a cash dividend to be distributed to the Company. A significant portion of the dividend will be used to fund the Company's stock repurchase program, which the Company's Board of Directors announced approval of on November 28, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: December 10, 2007            By: /s/ Jon L. Kranov
                                       -----------------------------------------
                                       Jon L. Kranov
                                       Senior Vice President and Chief Financial
                                       Officer